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                                                                   EXHIBIT 23.1

            CONSENT OF ERNST & YOUNG LLP, INDEPENDENT AUDITORS

         We consent to the incorporation by reference in the Registration Statement (Form S-8) pertaining to the 1999 Nonstatutory Stock Option Plan of Abgenix, Inc., of our report dated January 22, 1999, with respect to the financial statements of Abgenix, Inc., included in its Annual Report (Form 10-K) for the year ended December 31, 1998, filed with the Securities and Exchange Commission.

                                                          /s/ ERNST & YOUNG LLP

Palo Alto, California
November 10, 1999